UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of report (Date of earliest event reported)        June 28, 2005
                                                    ---------------------------

                           The Stride Rite Corporation
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
-------------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)

                     1-4404                                       04-1399290
-------------------------------------------------------------------------------
          (Commission File Number)          (IRS Employer Identification No.)

                191 Spring Street
                   PO Box 9191
            Lexington, Massachusetts                         02420
-------------------------------------------------------------------------------
    (Address of Principal Executive Offices)              (Zip Code)

                                 (617) 824-6000
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
-------------------------------------------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     Results of Operations and Financial Condition.

     On June 28, 2005, The Stride Rite Corporation issued a press release reporting its earnings for the quarter ended June 3, 2005. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and hereby incorporated by reference.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


ITEM 9.01      Financial Statements and Exhibits

(c) Exhibits.

    Exhibit No.              Description

    99.1 Press Release issued by The Stride Rite Corporation on June 28, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           THE STRIDE RITE CORPORATION


Date:  June 28, 2005                       By: /s/ Frank A. Caruso
                                               ---------------------------
                                               Name:    Frank A. Caruso
                                               Title:   Chief Financial Officer

                                  EXHIBIT INDEX

    Exhibit No.          Description

    99.1                 Press Release issued by The Stride Rite Corporation on
                         June 28, 2005